Note 11 - Business Combination (Detail) - Calculation of Net Asset Value (USD $)	Sep. 30, 2012
Calculation of Net Asset Value
Value of shares issued for purchase	$ 7,110,775
Plus:
Accounts payable and accrued expenses	9,000
Related party loans	19,985
Less:
Cash	66,641
Prepaid expenses	4,500
Investments	80,000
Mining claims	2,388,565
Net Asset Value	$ 4,600,054